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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 2002

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                         Intermedia Communications Inc.
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             (Exact Name of Registrant as Specified in its Charter)



     Delaware                 Formerly - 0-20135              59-2913586
(State or Other               (Commission File               (IRS Employer
Jurisdiction of                    Number)                Identification Number)
Incorporation)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (813) 829-0011


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Item 5.  Other Events

         On April 1, 2002, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Annual Report on Form 10-K of Digex, Incorporated for the fiscal year ended December 31, 2001 (as filed with the United States Securities and Exchange Commission on April 1, 2002).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERMEDIA COMMUNICATIONS INC.


                                    By: /s/ Scott D. Sullivan
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                                        Scott D. Sullivan
                                        Secretary, Treasurer and Vice President


Dated: April 4, 2002

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99.1 Annual Report on Form 10-K of Digex, Incorporated for the fiscal year ended December 31, 2001 (as filed with the United States Securities and Exchange Commission on April 1, 2002).